Exhibit 3.101

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “DLP PERSON HOLDINGS, LLC”, FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF AUGUST, A.D. 2011, AT  2:51 O’CLOCK P.M.

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State
5025445 8100	AUTHENTICATION :	8974577

110924694	DATE :	08-17-11

You may verify this certificate online
at corp.delaware.gov/authver.shtml

1

Certificate of Formation
of

DLP Person Holdings, LLC

The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware, particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the Delaware Limited Liability Company Act (the “Act”), hereby certifies that:

FIRST:                                                        The name of the limited liability company is DLP Person Holdings, LLC (the “Company”).

SECOND:                                         The address of the registered office and the name and address of the registered agent of the Company required to be maintained by Section 18-104 of the Act is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of August 16, 2011.

By:	/s/ Christy S. Green
Christy S. Green
Authorized Person

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “DLP PERSON HOLDINGS, LLC”, CHANGING ITS NAME FROM “DLP PERSON HOLDINGS, LLC” TO “DLP PARTNER MARIA PARHAM, LLC”, FILED IN THIS OFFICE ON THE THIRTIETH DAY OF SEPTEMBER, A.D. 2011, AT 5:10 O’CLOCK  P.M.

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State
5025445 8100	AUTHENTICATION :	9068183

111060857	DATE :	10-03-11

You may verify this certificate online at corp.delaware.gov/authver.shtml

1

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:51 PM 09/30/2011
FILED 05:10PM 09/30/2011
SRV 111060857 - 5025445 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.                              Name of Limited Liability Company:  DLP  Person Holdings, LLC

2.                              The Certificate of Formation of the limited liability company is hereby amended as follows:

Article FIRST is hereby deleted and replaced in its entirety with the following:

FIRST: The name of the limited liability company is DLP Partner Maria Parham, LLC (the “Company”).

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 29th day of September, A.D. 2011.

By:	/s/ Christy S. Green
Authorized Person(s)

Name:	Christy S. Green
Print or Type

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “DLP PARTNER MARIA PARHAM, LLC”, CHANGING ITS NAME FROM “DLP PARTNER MARIA PARHAM, LLC” TO “DLP PARTNER TWIN COUNTY, LLC”, FILED IN THIS OFFICE ON THE SIXTH DAY OF JANUARY, A.D. 2012, AT 2:23 O’CLOCK P.M.

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State
5025445 8100	AUTHENTICATION :	9281696

120020536	DATE :	01-09-12

You may verify this certificate online
at corp.delaware.gov/authver.shtml

1

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:43 PM 01/06/2012
FILED 02:23PM 01/06/2012
SRV 120020536 - 5025445 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.                                      Name of Limited Liability Company: DLP Partner Maria Parham, LLC

2.                                      The Certificate of Formation of the limited liability company is hereby amended as follows:

Article FIRST is hereby deleted and replaced in its entirety with the following;

FIRST: The name of the limited liability company is DLP Partner Twin County, LLC (the “Company”).

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 3rd day of January, A.D. 2012.

By:	/s/ Christy S. Green
Authorized Person(s)

Name:	Christy S. Green
Print or Type